                                                                  EXHIBIT 10.24



                                                         FOR RECORDER'S USE ONLY


WHEN RECORDED MAIL TO:

Merrill Lynch Business Financial
Services Inc.
Attn: Jennifer Zabel
33 West Monroe Street
22nd Floor
Chicago, Illinois 60603





                       DEED OF TRUST, SECURITY AGREEMENT,
                  FINANCING STATEMENT AND ASSIGNMENT OF RENTS

                                      FROM

                                CELEBRITY, INC.
                                    GRANTOR

                                       TO

                                THOMAS M. SMITH
                                    TRUSTEE

                               FOR THE BENEFIT OF

                 MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.
                                  BENEFICIARY


[MERRILL LYNCH LOGO]                                                       Texas
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[MERRILL LYNCH LOGO]
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                       DEED OF TRUST, SECURITY AGREEMENT,
                  FINANCING STATEMENT AND ASSIGNMENT OF RENTS

THIS DEED OF TRUST ("Deed of Trust") is made as of June 6, 1997 by CELEBRITY, INC., a corporation organized and existing under the laws of the State of having its principal office at 4520 Old Troup Highway, Tyler, TX ("Grantor") to Thomas M. Smith whose address is ____________________________________, as
Trustee ("Trustee") for the benefit of MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., a Delaware corporation having its principal office at 33 West Monroe Street, 22nd Floor, Chicago, Illinois 60603 ("Beneficiary"), and pertains to the real property described on Exhibit "A" attached hereto and made a part hereof and the Other Property described herein.

                                 I. DEFINITIONS

1.01 SPECIFIC TERMS. In addition to terms defined elsewhere in this Deed of Trust, when used herein the following terms shall have the following meanings:

(a)"Additional Agreements" shall have the meaning set forth in the Loan
Agreement.

(b)"Business Day" shall mean any day other than a Saturday, Sunday, federal holiday or other day on which the New York Stock Exchange is regularly closed.

(c)"Documents" shall mean collectively the Loan Agreement, the Note, this Deed of Trust and the other Additional Agreements.

(d)"Interest Rate" shall have the meaning set forth in the Note and/or Loan Agreement (or if there shall be more than one Interest Rate, then "Interest Rate" shall mean the highest of such rates).

(e)"Loan Agreement" shall mean that certain TERM WCMA LOAN AGREEMENT NO. 9706340301 between Grantor and Beneficiary, as the same may from time to time be or have been amended, renewed, restated, extended or supplemented.

(f)"Note" shall mean that certain TERM WCMA NOTE in the original principal amount of $5,000,000.00 dated as of June 6, 1997, given by Grantor to Beneficiary, as the same may from time to time be amended, renewed, restated, extended or supplemented.

(g)"Obligations" shall mean all indebtedness, obligations and liabilities of Grantor to Beneficiary, howsoever created, arising or evidenced, whether now existing or hereafter arising, whether direct or indirect, absolute or contingent, due or to become due, primary or secondary, or joint and several, and, without limiting the foregoing, shall include all present and future liabilities, indebtedness and obligations of Customer under the Documents.

(h)"Other Property" shall have the meaning set forth in Section 2.01 hereof.

(i)"Property" shall mean the Real Property and the Other Property, collectively.

(j)"Real Property" shall mean the real property commonly known as 4520 Old Troup Highway, Tyler, Texas, and more fully described in Exhibit "A" attached hereto and made a part hereof, and all improvements thereon.





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                 II. THE GRANT; ASSIGNMENT OF RENTS AND LEASES

2.01 GRANT. In order to induce Beneficiary to extend or continue to extend credit to Grantor under the Loan Agreement or otherwise, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and to secure the payment and performance of the Obligations and the covenants and agreements herein contained, Grantor does hereby grant, bargain, sell, convey, mortgage and warrant to Trustee and its successors and assigns forever the Real Property, and all of Grantor's estate, right, title and interest therein, together with the following described property (the "Other Property"):

(a) All buildings and other improvements of every kind and description now or hereafter erected or placed on the Real Property, and all materials intended for construction, reconstruction, alteration and repair of such improvements now or hereafter erected thereon, all of which materials shall be deemed to be included as part of the Other Property immediately upon the delivery thereof to the Real Property;

(b) All right, title, and interest of Grantor, including any after-acquired title or reversion, in and to the rights-of-ways, streets, avenues, sidewalks, and alleys adjoining the Real Property;

(c) Each and all of the tenements, hereditaments, easements, appurtenances, passages, waters, water courses, riparian rights, other rights, liberties and privileges of the Real Property in any way now or hereafter appertaining thereto, including homestead and any other claim at law or in equity, as well as any after-acquired title, franchise or license and the reversions and remainders thereof;

(d) All rents, issues, deposits and profits accruing and to accrue from the Real Property and Other Property and the avails thereof;

(e) All of Grantor's rights and claims, in and to all accounts, accounts receivable, security deposits, insurance premium rebates, writings evidencing a monetary obligation, contract rights and other creditor's interests existing in favor of, owned or acquired by Grantor with respect to the Real Property; all contracts relating to the use, operation, occupation, maintenance, repair or construction of the Real Property; all permits, licenses, franchises benefiting the Real Property, together with the benefit of any deposits or payments now or hereafter made by Grantor or on its behalf in connection with the foregoing; and all books and records, including but not limited to all lease documents, relating to the Real Property and Other Property;

(f) All machinery, equipment, fittings, apparatus, appliances, fixtures (including, without limitation, all heating, air conditioning, ventilating, waste disposal, sprinkler and fire and theft protection equipment, and all plumbing, lighting, communications and elevator fixtures) and other property of every kind and description now or hereafter owned by Grantor and located upon or in, and used or useful in connection with, the operation, maintenance or occupancy of the Real Property or the Other Property, and all renewals or replacements thereof or articles in substitution therefor; and

(g) All judgments, awards of damages or settlements related to and all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including but not limited to proceeds of insurance and/or condemnation, and all products, additions, accessions, attachments, parts, replacements and substitutes therefor.

TO HAVE AND TO HOLD the Property, together with all and singular the rights, hereditaments, and appurtenances in anywise appertaining or belonging thereto, unto Trustee and Trustee's successors or substitutes in this trust, and Trustee's successors and assigns, in trust and for the uses and purposes hereinafter set forth, forever.

2.02 SPECIAL TERMS CONCERNING THIS DEED OF TRUST. All of the Other Property is pledged hereunder primarily, on a parity with the Real Property, and not secondarily. This Deed of Trust is given as equal security





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for all of the Obligations without preference or priority of any part of the
Obligations for any reason whatsoever. The Note secured by this Deed of Trust contemplates a variable rate of interest.

This Deed of Trust is given in part to secure certain line of credit obligations, as evidenced and witnessed by the Note, and secures not only the indebtedness from Grantor existing on the date hereof, but all such future advances, whether such advances are obligatory or to be made at the option of Beneficiary, or otherwise as are made within 20 years from the date hereof, to the same extent as if such future advances were made on the date of the execution of this Deed of Trust, and although there may be no indebtedness outstanding at the time any advance is made. The lien of this Deed of Trust as to third persons without actual notice thereof shall be valid as to all indebtedness and future advances from the time this Deed of Trust is filed for record in the Office of the Recorder of Deeds of the County set forth on Exhibit A attached hereto. The total amount of revolving indebtedness that may be secured by this Deed of Trust may increase or decrease from time to time, but the total unpaid balance of the Note secured at any one time, shall not exceed the maximum principal amount of the Note plus interest thereon and any disbursements made by Beneficiary to protect and preserve the lien of this Deed of Trust (including, but not limited to, real estate taxes, water and sewer assessments, and insurance premiums), with interest on such disbursements.

2.03 OTHER PROPERTY. Grantor acknowledges and agrees that all of the Other Property now and hereafter owned by Grantor and placed by Grantor on the Real Property or used in connection with the operation or maintenance thereof shall, so far as permitted by law, be deemed for the purposes of this Deed of Trust to be part of the Real Property and covered by this Deed of Trust, and as to any of the Other Property which is not part of the Real Property or does not constitute a "fixture," as such term is defined in the Uniform Commercial Code (the "Code"), as enacted in the state in which the Real Property is located, this Deed of Trust shall be deemed to be, as well, a security agreement under the Code for the purpose of creating hereby a security interest in such property, which Grantor hereby grants to Beneficiary as "secured party," as such term is defined in the Code. All Other Property acquired by Borrower after the date hereof which is required or intended by the terms of this Deed of Trust to be subjected to the lien and security interest of this Deed of Trust shall, immediately upon the acquisition thereof by Borrower, and without any further deed of trust, conveyance, assignment or transfer, become subject to the lien and security interest of this Deed of Trust.

2.04 OTHER AMOUNTS SECURED. At all times, this Deed of Trust secures, in addition to the Note, all other Obligations; provided, however, that in no event shall the aggregate principal indebtedness secured by this Deed of Trust exceed an amount equal to 3 times the original principal amount of the Note, together with moneys advanced by Beneficiary to protect and preserve the lien of this Deed of Trust, as aforesaid.

2.05 ASSIGNMENTS OF RENTS AND LEASES. Grantor hereby assigns, transfers and sets over unto Beneficiary all the rents, fees or payments now or hereafter due, under or by virtue of any lease or other agreement, whether oral or written, for the use or occupancy of any part of the Property and to all amendments and guarantees thereof, whether heretofore, now or hereafter agreed to; together with the right to let and relet the Property or any part thereof, in Beneficiary's sole discretion, and to do anything with respect to the Property as Grantor might do. Any proceeds received hereunder may be applied by Beneficiary as otherwise provided in Section 4.11 of this Deed of Trust. Grantor hereby directs all tenants, lessees and occupants of the Property to pay all rental, payments or fees for use and occupancy of the Property in accordance herewith. Beneficiary agrees not to exercise its rights granted in this Section unless and until an Event of Default, as hereafter defined, shall have occurred and is continuing, provided that this assignment shall nevertheless be deemed a present assignment. Grantor shall execute, acknowledge, and deliver to Beneficiary, within 5 Business Days after any request by Beneficiary, such assignment of rent documents as may be required by Beneficiary, in form and substance satisfactory to Beneficiary. Grantor further agrees to pay to Beneficiary all reasonable costs and expenses incurred by Beneficiary in connection with the preparation, execution and recording of any such documents.





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                            III. GENERAL AGREEMENTS

3.01 PAYMENT OF OBLIGATIONS. Grantor shall pay or cause the payment on or before the applicable due date of each installment payable under the Note and all other Obligations, and Grantor shall timely perform or cause the performance of all of its other Obligations.

3.02 PROPERTY TAXES. Grantor shall pay on or before the applicable due date, all taxes, assessments and other charges that may be asserted against the Property or any part thereof or interest therein, except to the extent that any such failure to pay will not materially and adversely affect either any liens and security interests of Beneficiary hereunder, under the Loan Agreement or any Additional Agreements, the financial condition of Grantor or the continued operations of Grantor. Grantor shall furnish to Beneficiary duplicate receipts or other evidence of payment of such taxes, assessments and other charges within 30 days after payment thereof.

3.03 RIGHT TO PERFORM OBLIGATIONS. If Grantor shall fail to timely do any act or thing which it has covenanted to do hereunder, Beneficiary may, in its sole discretion, after 5 Business Days written notice is sent to Grantor (or such lesser notice, including no notice, as is reasonable under the circumstances), do the same or cause it to be done, and may expend its funds for such purpose. Any and all reasonable amounts so expended by Beneficiary shall be payable to Beneficiary by Grantor on demand, with interest at the Interest Rate during the period from and including the date funds are so expended by Beneficiary to the date of repayment, and all such amounts shall be additional Obligations. The payment or performance by Beneficiary of any of Grantor's obligations hereunder shall not relieve Grantor of said obligations or of the consequences of having failed to pay or perform the same, and shall not waive or be deemed a cure of any Event of Default.

3.04 INSURANCE.

(a) HAZARD. Grantor shall keep the improvements now existing or hereafter erected on the Real Property insured under a replacement cost form of insurance policy against loss or damage resulting from such hazards as may be reasonably required by Beneficiary (including, but not limited to, flood insurance in an amount necessary to comply with applicable law), and shall pay promptly, when due, all premiums on such insurance. Without limiting the foregoing, during construction of any improvements on the Real Property, Grantor shall maintain "Builders Risk" insurance with extended coverage over fire and other casualties using completed values for the amount of the full insurable value for all such improvements under construction at any time on the Real Property, including equipment and materials delivered to the Real Property for incorporation into the Property. All such insurance shall be in form and with insurers approved in writing by Beneficiary and shall have attached thereto: (i) standard non-contributing deed of trust clauses entitling Beneficiary, as its interest may appear, to collect any and all proceeds payable under such insurance, and (ii) standard waiver of subrogation endorsements, so long as such subrogation endorsement can be obtained without material additional cost to Grantor.

In the event of any casualty loss, Grantor shall give immediate notice thereof to Beneficiary. Grantor hereby authorizes Beneficiary, at Beneficiary's option, to adjust and compromise any such losses under any of the aforesaid insurance and, after deducting any of Beneficiary's reasonable costs of collection, to use, apply, or disburse the balance of such insurance proceeds: (i) toward repairing, restoring and rebuilding the aforesaid improvements, provided such repair, restoration or rebuilding is economically feasible and the security of this Deed of Trust is not thereby impaired, in which event Beneficiary shall not be obliged to see to the proper application thereof nor shall the amount so released for such purposes be deemed a payment on the indebtedness secured thereby; or (ii) as a credit upon any portion of the indebtedness secured hereby, with the excess, if any, paid to Grantor; provided, however, that so long as no Event of Default shall then exist and no Event of Default shall exist at any time during the period of any repair, restoration and/or rebuilding of the aforesaid improvements, and subject to the provisions of the immediately following Section, upon Grantor's written request to Beneficiary made on or before the disbursement of such insurance proceeds to Beneficiary, such insurance proceeds shall be used to repair, restore and/or rebuild the aforesaid improvements. Unless Grantor and Beneficiary otherwise agree in writing, any such application of proceeds to the sums secured by





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this Deed of Trust shall not extend or postpone the due date of any portion of the indebtedness secured hereby or change the amount of any installment due on such indebtedness.

To the extent any such insurance proceeds are used toward repairing, restoring and rebuilding such improvements, such proceeds shall be made available, from time to time, upon Beneficiary being furnished with satisfactory evidence of the estimated cost of such repairs, restoration and rebuilding and with such architect's certificates, waivers of lien, certificates, contractors' sworn statements and other evidence of the estimated cost thereof and of payments as Beneficiary may reasonably require and approve, and if the estimated cost of the work exceeds 5% of the original principal amount of the Note, with all plans and specifications for such plans, restoration and rebuilding as Beneficiary may reasonably require and approve. Payments made prior to the final completion of the work shall not exceed 90% of the value of the work performed, from time to time, and at all times the undisbursed balance of such proceeds remaining in the hands of Beneficiary shall be at least sufficient to pay for the cost of completion of the work, free and clear of any liens except the lien of this Deed of Trust. Beneficiary shall have the right to require that all funds shall be paid through a construction escrow with a title insurance company selected by Beneficiary. In the event of foreclosure of this Deed of Trust or other transfer of title to the Property in extinguishment of the Obligations, all right, title and interest of Grantor in and to any such insurance policies then in force, and any claims or proceeds thereunder, shall pass to Beneficiary or any purchaser or grantee therefrom.

(b) LIABILITY. Grantor shall carry and maintain such comprehensive public liability and worker's compensation insurance as may be reasonably required from time to time by Beneficiary; provided, however, that the amounts of liability coverage shall not be less than $2,000,000.00 single limit. Beneficiary shall be named as an additional party insured.

(c) PROOF OF INSURANCE. All insurance shall be in amount, form and content and with insurers approved in writing by Beneficiary. Grantor shall deliver to Beneficiary a copy or certificate of each policy or policies, with evidence of premiums prepaid, and, prior to any expiration or cancellation, each renewal or replacement thereof. Each policy shall contain provision for not less than 10 days' notice to Beneficiary prior to any cancellation thereof.

3.05 CONDEMNATION AND EMINENT DOMAIN. Any and all awards heretofore or hereafter made or to be made to the present, or any subsequent, owner of the Property, by any governmental or other lawful authority for the taking, by condemnation or eminent domain, of all or any part of the Property or any easement thereon or appurtenance thereof, are hereby assigned by Grantor to Trustee and Beneficiary, which awards Trustee and Beneficiary are hereby authorized to collect and receive from the condemnation authorities and give appropriate receipts therefor. Grantor shall give Trustee and Beneficiary immediate notice of the actual or threatened commencement of any condemnation or eminent domain proceedings affecting all or any part of the Real Property, or any easement thereon or appurtenance thereof (including severance of, consequential damage to, or change in grade of streets), and shall deliver to Trustee and Beneficiary copies of any and all papers served in connection with any such proceedings. Grantor further agrees to make, execute and deliver to Trustee and Beneficiary, at any time upon request, free, clear and discharged of any encumbrance of any kind whatsoever, any and all further assignments and other instruments deemed necessary by either Trustee or Beneficiary for the purpose of validly and sufficiently assigning all awards and other compensation heretofore and hereafter made to Grantor for any taking, either permanent or temporary, under any such proceeding. In the event of any damage or taking by eminent domain of less than substantially all of the Property, Beneficiary shall make available the proceeds of any award received in compensation for any such damage or taking, less Beneficiary's reasonable costs of collection, for the purpose of rebuilding and restoring the Property, subject to the same terms and conditions as set forth in Section 3.04 (a). If any of the foregoing conditions are not or cannot be satisfied, then Beneficiary may use or apply the award to the Obligations.

3.06 USE, MAINTENANCE AND REPAIR. (a) Grantor shall not desert or abandon the Property or, without the prior written consent of Beneficiary, cause or permit a material change in the use of the Property.

(b) Grantor shall at its expense maintain the Property in good, safe and insurable condition and repair, and in compliance with all applicable laws and other governmental requirements. Grantor further agrees not to permit,





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commit or suffer any waste, impairment or deterioration of the Property or any part thereof; to effect such repairs as Beneficiary may reasonably require, and, from time to time, to make all necessary and proper replacements thereof and additions thereto so that all of the Property will, at all times, be in good condition and repair, and fit for the purposes for which originally erected or installed.

(c) Grantor shall not, without the prior written consent of Beneficiary, cause or permit the demolition, removal, construction, restoration, addition or material alteration to the Property or any portion thereof, except that without such consent: (i) Grantor may in the ordinary course of its business or operations replace any worn, broken, unfit or obsolete personal property or fixtures included in the Other Property with like property, or property which serves the same function, which is new or substantially new and free of all liens other than the lien of the Deed of Trust, and (ii) Grantor may make non-structural interior alterations having an aggregate cost in any calendar year of not in excess of $100,000.00.

3.07 LIENS AND TRANSFERS. Except upon the prior written consent of Beneficiary, Grantor shall not sell, transfer, convey, assign, hypothecate or otherwise transfer the title to or any beneficial interest in all or any portion of the Property, whether by operation of law, voluntarily, or otherwise, or contract to do any of the foregoing, or create, suffer or permit to be created or filed against the Property or any part thereof hereafter any deed of trust lien or other lien upon the Property other than the lien of this Deed of Trust; provided, however, that without such consent Grantor may: (a) permit the existence of a lien arising from any work performed, materials furnished, or other obligations incurred by Grantor to the extent being contested by Grantor in good faith by appropriate proceedings but only if, not later than 5 Business Days after the filing thereof, Grantor shall have furnished to Beneficiary security and indemnification satisfactory to Beneficiary for the final payment and discharge thereof, and (b) Grantor may replace worn, broken, unfit or obsolete property to the extent permitted by Section 3.06 hereof.

3.08 STAMP TAXES. If at any time the United States government, or any federal, state, county or municipal governmental subdivision, requires or imposes documentary stamps, levies, or any tax on this Deed of Trust or on the Obligations, then Grantor shall pay the same on or before the applicable due date, or to the extent Beneficiary has or will make any payment related thereto, then to the greatest extent permitted by law such indebtedness shall be and become due and payable by Grantor to Beneficiary within 5 Business Days after the receipt by Grantor of written notice of such indebtedness from Beneficiary.

3.09 CHANGE IN LAWS. In the event of the enactment, after the date of this Deed of Trust, of any law of the state in which the Real Property is located imposing upon Beneficiary the payment of all or any part of the taxes, assessments, charges, or liens hereby required to be paid by Grantor, or changing in any ways the laws relating to the taxation of deeds of trust or debts secured by deeds of trust or Grantor's interest in the Property, or the manner of collection of taxes, so as to affect this Deed of Trust or the indebtedness secured hereby or the holder thereof, then Grantor, upon demand by Beneficiary, shall pay such taxes, assessments, charges or liens or reimburse Beneficiary therefor; provided, however, that if, in the opinion of counsel for Beneficiary, it might be unlawful to require Grantor to make such payment or the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law, then Beneficiary may elect, by notice in writing given to Grantor, to declare all of the indebtedness secured hereby to become due and payable within 60 days after the giving of such notice; provided, further, that nothing contained in this Section shall be construed as obligating Grantor to pay any portion of Beneficiary's federal income tax or other corporate taxes of Beneficiary that are unrelated to the taxation of deeds of trust or debts secured by deeds of trust or Grantor's interest in the Property.

3.10 INSPECTION OF PROPERTY. Grantor shall permit Beneficiary and its representatives and agents to inspect the Property from time to time during normal business hours and as frequently as Beneficiary considers reasonable.

3.11 ENVIRONMENTAL CONDITIONS. (a) Grantor hereby represents and warrants to Beneficiary that no Hazardous Substances [as defined in Section 3.11 (b)] are presently stored or otherwise located on the Real Property and, to the best of its knowledge, on any adjacent parcels of real estate, except in accordance with all applicable Hazardous Substances Laws [as defined in Section 3.11 (b)].





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(b) Neither Grantor nor any other persons from time to time present on the Real
Property shall use, generate, manufacture, store, release, dispose of, or permit or suffer to exist in, on, under or about the Real Property or transport to or from the Real Property any flammable materials, explosives, petroleum products (including crude oil), radioactive materials, hazardous wastes, toxic substances or related materials, including, without limitation, any asbestos, asbestos containing materials, PCB's or any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," or "toxic substances" (collectively, the "Hazardous Substances"), under any Federal, state or local law, ordinance or regulation dealing with or otherwise pertaining to toxic or hazardous substances, wastes or materials or to occupational safety (collectively, the "Hazardous Substances Laws"). Notwithstanding the foregoing, Grantor may bring reasonable quantities of Hazardous Substances onto the Real Property for their customary and ordinary application, storage and use for landscape purposes, janitorial services and pest control purposes, and as otherwise necessary for the conduct of Grantor's business in its ordinary course.

Upon the written request of Beneficiary to Grantor, Beneficiary's attorneys, employees, agents or other persons or entities designated by Beneficiary shall, from time to time, and at any reasonable time, be allowed to enter upon the Real Property and conduct environmental examinations and environmental audits of the Real Property, all in form, manner and type as Beneficiary may then require in its sole discretion. Grantor shall fully cooperate and make the Real Property available to Beneficiary at such times as Beneficiary may reasonably request in order to conduct such environmental examinations and environmental audits.

(c) Grantor hereby agrees to give immediate notice of any violation of any Hazardous Substances Laws affecting the Real Property. Grantor covenants and agrees to promptly contain and clean up any and all releases of Hazardous Substances on the Real Property. Notwithstanding any language or provision of this Deed of Trust to the contrary, Grantor hereby unconditionally gives Beneficiary the right, but not the obligation, and Beneficiary does not so obligate itself, to undertake to contain and clean up releases of Hazardous Substances on the Real Property. Grantor hereby indemnifies and saves Beneficiary harmless of and from any and all loss, costs (including reasonable attorneys' fees), liability and damage whatsoever incurred by Beneficiary, by reason of any violation of any applicable Hazardous Substances Laws or by reason of the imposition of any governmental lien for the recovery of environmental clean-up costs related to the Real Property expended by reason of such violation; provided that, to the extent that Beneficiary is strictly liable under any Hazardous Substances Laws, Grantor's obligation to Beneficiary under this indemnity shall likewise be without regard to fault on the part of Grantor with respect to the violation of Hazardous Substances Laws that results in liability to Beneficiary. Grantor further agrees that this indemnity shall continue and remain in full force and effect beyond the term of Obligations and shall be terminated only when there is no further obligation of any kind whether in law or in equity or otherwise of Beneficiary in connection with any such Hazardous Substances involving the Real Property.

3.12 SECURITY INSTRUMENTS. Grantor shall execute, acknowledge and deliver to Beneficiary, within 5 Business Days after request by Beneficiary, a security agreement, financing statements and any other similar security instrument required by Beneficiary, in form and of content satisfactory to Beneficiary, covering all property of any kind whatsoever owned by Grantor which, in the sole opinion of Beneficiary, is essential to the operation of the Property and concerning which there may be any doubt whether title thereto has been conveyed, or a security interest therein perfected, by this Deed of Trust under applicable law.

3.13 INTEREST LAWS. Grantor hereby warrants and represents that the proceeds of the Note will be paid to an entity and/or used for the purposes specified in
Section 205/4(c) of Chapter 815, of the Illinois Compiled Statutes and that the principal obligations secured hereby constitutes a business loan which comes within the purview and operation of such Section. It being the intention of Beneficiary and Grantor to comply with the laws of the State of Illinois and the laws of the State in which the Property is located, it is agreed that notwithstanding any provision to the contrary in any of the Documents, no provision of any of the Documents shall require the payment or permit the collection of any amount in excess of the maximum amount of interest permitted to be charged by law ("Excess Interest"). If any Excess Interest is provided for, or is adjudicated as being provided for, in any of the Documents, then:
(a) Grantor shall not be obligated to pay any such Excess Interest; and (b) any Excess Interest that Beneficiary may have received hereunder shall, at the option of Beneficiary, be: (i) applied as a credit against the then unpaid principal balance of the Note, or accrued and unpaid interest thereon not to

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exceed the maximum amount permitted by law, or both, (ii) refunded to the payor thereof, or (iii) any combination of the foregoing.

                       IV. EVENTS OF DEFAULT AND REMEDIES

4.01 EVENTS OF DEFAULT. Each of the following events shall constitute an Event of Default under this Deed of Trust:

(a) Grantor shall fail to pay when due any amount owed by Grantor to Beneficiary under the Note, the Loan Agreement or other Documents or any other Obligations, and such failure shall continue for more than 5 Business Days after written notice thereof shall have been given by Beneficiary to Grantor; or

(b) Grantor shall default in the performance or observance of any term, covenant, condition or agreement to be performed by Grantor under this Deed of Trust (not constituting an Event of Default under any other clause of this Section 4.01) and such default shall continue unremedied for 10 Business Days after written notice thereof shall have been given by Beneficiary to Grantor; or

(c) Any representation or warranty made by Grantor in this Deed of Trust shall at any time prove to have been incorrect in any material respect when made; or

(d) Any default or Event of Default (howsoever such terms are defined) shall occur under the Documents.

4.02 REMEDIES UPON DEFAULT. Upon the occurrence of an Event of Default, Beneficiary may, at Beneficiary's option, do any one or more of the following:

(a) Beneficiary may declare the entire unpaid balance of the Obligations immediately due and payable, and upon such declaration the entire unpaid balance of the Obligations shall be immediately due and payable.

(b) Beneficiary may request Trustee to sell the Property, and in such event Trustee is hereby authorized and empowered, and it shall be Trustee's special duty, upon such request of Beneficiary, to sell the Property, or any part thereof, to the highest bidder or bidders for cash or credit, as directed by Beneficiary, at the location, at such time or times and in such manner as may be permitted by applicable law, including, without limitation, Section 51.002 of the Texas Property Code, as amended from time to time.

Without limiting the foregoing, it is understood that except as otherwise then permitted and/or required by applicable law, any such sale may be conducted in accordance with the following rules. Such sale shall be held in the county in the State of Texas wherein the Property is situated; provided, however, that if the Property is situated in more than one county, then such sale of the Property, or part thereof, may be made in any county in the State of Texas wherein any part of the Property is situated. Any such sale shall be made at public sale at auction held between the hours of ten o'clock (10:00) a.m. and four o'clock (4:00) p.m. on the first (1st) Tuesday in any month. Written or printed notice of such sale shall be posted at the courthouse door in the county, or if more than one, then in each of the counties, wherein the Property to be sold is situated. Such notice shall designate the county where the Property, or part thereof, will be sold, and such notice shall be posted at least twenty-one (21) days prior to the date of sale. Such notice shall also be filed, at least twenty-one (21) days prior to the date of sale, with the county clerk in the county, or if more than one, then in each of the counties wherein the Property is located. Beneficiary shall, at least twenty-one (21) days preceding the date of sale, serve written notice of the proposed sale by certified mail on Grantor and on each debtor obligated to pay the Obligations according to the records of Beneficiary.

After such sale, Trustee shall make to the purchaser or purchasers thereunder good and sufficient assignments, deeds, bills of sale, and other instruments, in the name of Grantor, conveying the Property, or part thereof, so sold to the purchaser or purchasers with general warranty of title by Grantor. The sale of a part of the Property shall not exhaust the power of sale, but sales may be made from time to time until the

Obligations are paid and performed in full. It shall not be necessary to have present or to exhibit at any such sale any of the personal property (the "Personal Property") which is located on or included in the Property.

(c) In addition to the rights and powers of sale granted under the preceding subsection 4.02(b), if default is made in the payment of any installment of the Obligations, Beneficiary may, at its option, at once or at any time thereafter while any matured installment remains unpaid, without declaring the entire Obligations to be due and payable, orally or in writing direct Trustee to enforce this Trust and to sell the Property subject to such unmatured indebtedness and the assignments, liens, and security interest securing its payment, in the same manner, on the same terms, at the same place and time, and after having given notice in the same manner, all as provided in the preceding provisions of subsection 4.02(b). After such sale, Trustee shall make due conveyance to the purchaser or purchasers. Sales made without accelerating the Obligations may be made hereunder whenever there is a Event of Default in the payment of any installment of the Obligations without affecting in any way the power of sale granted under this subsection 4.02(c), the unmatured balance of the Obligations (except as to any proceeds of any sale which Beneficiary may apply as a prepayment of the Obligations), or the assignments, liens, and security interests securing the payment of the Obligations.

(d) It is intended by each of the foregoing provisions of subsection 4.02(b) and subsection 4.02(c) that Trustee may, after any request or direction by Beneficiary, sell not only the real estate portion of the Property but also the Personal Property and Other Property, or any part thereof, all as a unit and as a part of a single sale, or may sell any part of the Property separately from the remainder of the Property. The sale or sales by Trustee of less than the whole of the Property shall not exhaust the power of sale herein granted and Trustee is specifically empowered to make successive sale or sales under such power until the whole of the Property shall be sold; and if the proceeds of such sale or sales of less than the whole of such Property shall be less than the aggregate of the Obligations and the expense of executing this trust, this Deed of Trust and the assignments, liens, and security interests hereof shall remain in full force and effect as to the unsold portion of the Property just as though no sale or sales of less than the whole of the Property had occurred.

(e) Grantor and Beneficiary agree that, in any assignments, deeds, bills of sale, notices of sale, or postings, given by Trustee or Beneficiary, any and all statements of fact or other recitals therein made as to the identity of Beneficiary, or as to the occurrence or existence of any Event of Default, or as to the acceleration of the maturity of the Obligations, or as to the request to sell, posting of notice of sale, notice of sale, time, place, terms, and manner of sale and receipt, distribution, and application of the money realized therefrom, or as to the due and proper appointment of substitute trustee and without being limited by the foregoing, as to any other act or thing having been duly done by Beneficiary or by Trustee, shall be taken by all courts of law and equity as prima facie evidence that the said statements or recitals state facts and are without further questions to be so accepted, and Grantor does hereby ratify and confirm any and all acts that Trustee may lawfully do in the premises by virtue hereof.

(f) Beneficiary may, or Trustee may upon written request of Beneficiary, proceed by suit or suits, at law or in equity, to enforce the payment and performance of the Obligations in accordance with the terms hereof or of the other Documents, to foreclose or otherwise enforce the assignments, liens, and security interests created or evidenced by the other Documents or this Deed of Trust as against all or any part of the Property, and to have all or any part of the Property sold under the judgment or decree of a court of competent jurisdiction.

(g) To the extent permitted by law, Beneficiary, as a matter of right without the necessity of filing any judicial or other proceeding other than the proceeding for appointment of a receiver, shall be entitled to the appointment of a receiver or receivers of the Property, or any thereof, and of the income, rents, issues, and profits thereof, if applicable, and Grantor hereby expressly consents to any such appointment. Such appointment may be made before or after sale, without notice; without regard to the solvency or insolvency at the time of application for such receiver of the person or persons, if any, liable for the payment of the indebtedness secured hereby; without regard to the value of the Property at such time, whether or not the same is then occupied as a homestead, and without bond being required of the applicant. Such receiver shall have the power to take possession, control and care of the Property and to collect all rents, issues, deposits, profits and avails thereof during the pendency of such foreclosure suit and, in the event of a sale and a deficiency where Grantor has not waived its statutory rights of redemption, during the full statutory period of redemption, as well as during any further times when Grantor or its devisees, legatees, heirs, executors, administrators, legal representatives, successors or assigns, except for the intervention of such receiver, would be entitled to collect such rents, issues, deposits, profits and avails, and shall have all other powers that may be necessary or useful in such cases for the protection, possession, control, management and operation of the Property during the whole of any such period. To the extent permitted by law, such receiver may be authorized by the court to extend or modify any then existing leases and to make new leases of the Property or any part thereof, which extensions, modifications and new leases may provide for terms to expire, or for options to lessees to extend or renew terms to expire, beyond the maturity date of the indebtedness secured hereby, it being understood and agreed that any such leases, and the options or other such provisions to be contained therein, shall be binding upon Grantor and all persons whose interests in the Property are subject to the lien hereof, and upon the purchaser or purchasers at any such foreclosure sale, notwithstanding any redemption from sale, discharge of indebtedness, satisfaction of foreclosure decree, or issuance of certificate of sale or deed to any purchaser.

(h) To the extent permitted by law, Beneficiary may enter upon the Property, take possession of the Property, and remove the Personal Property or any part thereof, with or without judicial process, and, in connection therewith, without any responsibility or liability on the part of Beneficiary, including, without limitation, any liability for consequential damages of any kind, and Beneficiary may take possession of any property located on or in the Property which is not a part of the Property and hold or store such property at Grantor's expense.

(i) Beneficiary may surrender the insurance policies maintained pursuant to the terms hereof, or any part thereof, and receive and apply the unearned premiums as a credit to the Obligations, and, in connection therewith, Grantor hereby irrevocably appoints Beneficiary (or any officer of Beneficiary), as the true and lawful agent and attorney-in-fact for Grantor (with full powers of substitution), which power of attorney shall be deemed to be a power coupled with an interest and therefore irrevocable, to collect such premiums.

(j) Beneficiary may buy the Property, or any part thereof, at any public sale or judicial sale and, if the Property being sold is of a type customarily sold in a recognized market or a type which is the subject of widely distributed standard price quotations, Beneficiary may also buy the Property, or any part thereof, at any private sale.

(k) Beneficiary shall have and may exercise any and all other rights and remedies which Beneficiary may have at law or in equity, or by virtue of any other security instrument, or under the Uniform Commercial Code in effect in the States of Illinois and Texas (the "UCC") or otherwise.

4.03 PURCHASE BY BENEFICIARY. If Beneficiary is the purchaser of the Property, or any part thereof, at any sale thereof (including any sale of the Personal Property), whether such sale be under the power of sale hereinabove vested in Trustee, or upon any other foreclosure or enforcement of the assignments, liens, and security interest hereof, or otherwise, Beneficiary shall, upon any such purchase, acquire good and marketable title to the Property so purchased, free of the assignments, liens, and security interests created hereby.

4.04 CARE OF PROPERTY BY BENEFICIARY. Should any part of the Property come into the possession of Beneficiary, Beneficiary may (without any liability therefor) use, operate, and/or make repairs, alterations, additions, and improvements to the Property for the purpose of preserving it or its value, pursuant to the order of a court of appropriate jurisdiction, or in accordance with any other rights held by Beneficiary with respect to the Property. Grantor covenants to promptly reimburse and pay to Beneficiary, at the place where the Note is payable, or at such other place as may be designated by Beneficiary in writing, the amount of all reasonable expenses (including the cost of any insurance, taxes, or other charges) incurred by Beneficiary in connection with its custody, preservation, use, or operation of the Property, together with interest thereon from the date incurred by Beneficiary at the Interest Rate, and all such expenses, cost, taxes, interest, and other charges shall be a part of the Obligations.

4.05 RIGHT OF POSSESSION. If the assignments, liens, or security interest hereof shall be foreclosed or otherwise enforced by a Trustee's sale, or by any other judicial or non-judicial action, then the purchaser at any such sale shall receive, as an incident to his ownership, immediate possession of that portion of the Property purchased, and if Grantor or Grantor's successors or lessees shall hold possession of any of said portion of the Property subsequent to such foreclosure, Grantor and Grantor's successors or lessees in possession shall be considered as tenants at sufferance of the purchaser at such foreclosure sale, and anyone occupying the Property (or any part thereof) after demand made of possession thereof shall be guilty of forcible detainer and shall be subject to eviction and removal, forcible or otherwise, with or without process of law, and all damages which might be alleged by Grantor or Grantor's successors or lessees by reason thereof are hereby expressly waived.

In any case in which, under the provisions of this Deed of Trust, Beneficiary has a right to exercise any remedy, whether or not the entire principal sum secured hereby becomes immediately due and payable as aforesaid, or whether before or after the institution of proceedings to foreclose the lien hereof or before or after sale under any foreclosure or power of sale, Grantor shall, forthwith upon demand of Beneficiary, surrender to Beneficiary, and Beneficiary shall be entitled to take actual possession of, the Property or any part thereof, personally or by its agent or attorneys, and Beneficiary, in its discretion, may enter upon and take and maintain possession of all or any part of the Property, together with all documents, books (or copies thereof), records (or copies thereof), papers, and accounts of Grantor or the then owner of the Property relating thereto, and may exclude Grantor, such owner, and any agents and servants thereof wholly therefrom and may, as attorney-in-fact or agent of Grantor or such owner, or in its own name as Beneficiary and under the powers herein granted:

(a) hold, operate, manage, and control all or any part of the Property and conduct the business, if any, thereof, either personally or by its agents, with full power to use such measures, legal or equitable, as in its sole and arbitrary discretion may be deemed proper or necessary to enforce the payment or security of the rents, issues, deposits, profits, and avails of the Property, including without limitation actions for recovery of rent, actions in forcible detainer, and actions in distress for rent, all without notice to Grantor;

(b) cancel or terminate any lease or sublease of all or any part of the Property for any cause or on any ground that would entitle Grantor to cancel the same;

(c) elect to disaffirm any lease or sublease of all or any part of the Property made subsequent to this Deed of Trust or subordinated to the lien hereof;

(d) extend or modify any then existing leases and make new leases of all or any part of the Property, which extensions, modifications and new leases may provide for terms to expire, or for options to lessees to extend or renew terms to expire, beyond the maturity date of the loan evidenced by the Note and the issuance of a deed or deeds to a purchaser or purchasers at a foreclosure sale, it being understood and agreed that any such leases, and the options or other such provisions to be contained therein, shall be binding upon Grantor, all persons whose interests in the Property are subject to the lien hereof, and the purchaser or purchasers at any foreclosure sale, notwithstanding any redemption from sale, discharge of the indebtedness secured hereby, satisfaction of any foreclosure decree, or issuance of any certificate of sale or deed to any such purchaser; and

(e) make all necessary or proper repairs, decorations, renewals, replacements, alterations, additions, betterments and improvements in connection with the Property as may reasonably necessary, to insure and reinsure the Property and all risks incidental to Beneficiary's possession, operation, and management thereof, and to receive all rents, issues, deposits, profits and avails therefrom.

4.06 DEED OF TRUST. Upon the occurrence of a Event of Default, this Deed of Trust may be foreclosed as to the Property in any manner permitted by the laws of Texas. Any foreclosure suit may be brought by Trustee or any Beneficiary. If a foreclosure hereunder is commenced by Trustee, Beneficiary may, at any time before the sale, direct Trustee, to abandon the sale, and may then institute suit for the collection of the Note, and for the foreclosure of enforcement of the assignments, liens, and security interests hereof. If Beneficiary should institute a suit for the collection of the Note, and for a foreclosure or enforcement of the assignments, liens, and security interests hereof, it may, at any time before entry of a final judgment in said suit, dismiss the same and require Trustee to sell the Property, or any part thereof, in accordance with the provisions of this Deed of Trust.

4.07 APPLICATION OF DEPOSITS. Beneficiary may, at its option, without being required to do so, apply any money or securities that constitute deposits made to or held by Beneficiary or any depository pursuant to any of the provisions of this Deed of Trust toward payment of any of the Obligations in such order and manner as Beneficiary may elect. When the Obligations have been fully paid, any remaining deposits shall be paid to Grantor or its successors or assigns, or to the then owner or owners of the Property, or to whoever else may then be adjudged entitled thereto.

4.08 EXERCISE RIGHTS OF SECURED PARTY. To the extent that this Deed of Trust may operate as a security agreement under the Uniform Commercial Code, Beneficiary may exercise any or all of the remedies of a secured party under said Code.

4.09 CONTINUING REMEDIES. The failure of Beneficiary to exercise any remedy granted to Beneficiary hereunder or under applicable law in any one or more instances, or the acceptance by Beneficiary of partial payments of such indebtedness, shall neither constitute a waiver of any such Event of Default or of Beneficiary's remedies hereunder or under applicable law nor establish, extend or affect any grace period for payments due under the Note, but such remedies shall remain continuously in force. Acceleration of maturity, once claimed hereunder by Beneficiary, may at Beneficiary's option be rescinded by written acknowledgment to that effect by Beneficiary and shall not affect Beneficiary's right to accelerate maturity upon or after any future Event of Default.

4.10 FORBEARANCE BY BENEFICIARY NOT A WAIVER. Any forbearance by Beneficiary in exercising any right or remedy hereunder, or otherwise afforded by law, shall not be a waiver or preclude the exercise of any such right or remedy.

4.11 APPLICATION OF PROCEEDS. The proceeds of any foreclosure sale of the Property, or any part thereof, shall be distributed and applied in the following order of priority:

(a) first, on account of all reasonable costs and expenses incident to the foreclosure proceedings, including, without limitation, the items described in
Section 4.15 hereof;

(b) next, in any order as determined by Beneficiary in its sole discretion, on account of the outstanding balance of the Note, all other items that, under the terms of this Deed of Trust, constitute secured indebtedness additional to that evidenced by the Note and all other unpaid Obligations; and

(c) the balance, to Grantor or its successors or assigns, as their interests and rights may appear or whoever else may then be adjudged entitled thereto.

4.12 PRIORITY OF PAYMENTS. Any rents, issues, deposits, profits, and avails of the Property received by Beneficiary after taking possession of all or any part of the Property, or pursuant to any assignment thereof to Beneficiary under the provisions of this Deed of Trust, shall (unless otherwise required by court order) be applied in payment of or on account of the following, in the order listed:

(a) operating expenses of the Property (including reasonable compensation to Beneficiary, any receiver of the Property, any agent or agents to whom management of the Property has been delegated, and also including lease commissions and other compensation for and expenses of seeking and procuring tenants and entering into leases, establishing claims for damages, if any, and paying premiums on insurance hereinabove authorized);

(b) taxes, special assessments, and water and sewer charges now due or that may hereafter become a lien thereon prior to the lien of this Deed of Trust;

(c) any and all reasonable repairs, decorating, renewals, replacements, alterations, additions, betterments, and improvements of the Property (including, without limitation, the cost of placing the Property in such condition as will, in the judgment of Beneficiary or any receiver, make it readily rentable or salable);

(d) all indebtedness secured by this Deed of Trust and other Obligations, including, without limitation, any deficiency that may result from any foreclosure sale pursuant hereto; and

(e) any remaining funds to Grantor or its successors or assigns, as their interests and rights may appear or to whoever else may then be adjudged entitled thereto.

4.13 RENT. During the continuance of any Event of Default and if Beneficiary or any judicially appointed representative has a right to exclude Grantor from all or any part of the Property, Grantor agrees to pay the fair and reasonable rental value for the use and occupancy of the Property, or any portion thereof which are in its possession and being occupied for such period and, upon default of any such payment, will vacate and surrender possession of the Property to Beneficiary or to a receiver, if any, and in default thereof may be evicted by any summary action or proceeding for the recovery or possession of premises for non-payment of rent, however designated.

4.14 REMEDIES ARE SEVERABLE AND CUMULATIVE. All rights and remedies of Beneficiary herein are severable and cumulative and in addition to all other rights and remedies available in the other Documents, at law or in equity, and any one or more of such rights and remedies may be exercised simultaneously or successively.

4.15 LITIGATION EXPENSES. In any proceeding to foreclose the lien of this Deed of Trust or enforce any other right or remedy of Beneficiary under this Deed of Trust or any of the other Documents, or in any other proceeding whatsoever in connection with any of the Property in which Beneficiary is named as a party, there shall be allowed and included, as additional indebtedness in the judgment or decree resulting therefrom, all reasonable expenses paid or incurred in connection with such proceeding by or on behalf of Beneficiary, including, but not limited to, reasonable attorneys' fees and expenses.

4.16 PERFORMANCE BY BENEFICIARY. During the continuance of any Event of Default, Beneficiary may, but need not, make any payment or perform any act herein required of Grantor in any form and manner deemed expedient by Beneficiary, and Beneficiary may, but need not, make full or partial payments of principal or interest on encumbrances, if any; purchase, discharge, compromise, or settle any tax lien or other prior or junior lien or title or claim thereof; redeem from any tax sale or forfeiture affecting the Property; or contest any tax or assessment thereon. All moneys paid for any of the purposes authorized herein and all reasonable expenses paid or incurred in connection therewith, including reasonable attorney's fees, and any other moneys advanced by Beneficiary to protect the Property and the lien of this Deed of Trust, shall be additional indebtedness secured hereby, and shall become immediately due and payable by Grantor to Beneficiary without notice, with interest at the Interest Rate. Inaction of Beneficiary shall never be construed to be a waiver of any right accruing to it by reason of any Event of Default.

4.17 WAIVER OF STATUTORY RIGHTS. To the greatest extent permitted by law: (a) Grantor hereby waives the benefit of, and agrees that it will not apply for or avail itself of, any appraisement, valuation, redemption, stay, extension or exemption laws, or any so-called "moratorium laws," now existing or hereafter enacted, in order to prevent or hinder the enforcement or foreclosure of this Deed of Trust; and (b) Grantor, for itself, any and all persons or entities who may claim through or under it and each and every person or entity acquiring any interest in the Property or title to the Real Property subsequent to the date of this Deed of Trust, hereby also waives (i) any and all rights to have the Property and estates comprising the Property marshaled upon any foreclosure of the lien hereof, and agrees that any court having jurisdiction to foreclose such lien may order the Property sold in its entirety; and (ii) any and all rights of (A) redemption from sale under any order or decree of foreclosure of the lien hereof pursuant to the rights herein granted; and (B) homestead in the Real

Property which Grantor may now or hereafter have under the laws of the State in which the Property is located; and (iii) all rights to void liens under Section 506 of the United States Bankruptcy Code (11 U.S.C. Section 506), or any amendment or successor thereto.

                                V. MISCELLANEOUS

5.01 APPOINTMENT; SUBSTITUTION OF TRUSTEE. (a) If at the time of execution hereof by Grantor, the name and/or address of Trustee is not filled in, Grantor irrevocably authorizes and empowers Beneficiary or any authorized agent of Beneficiary to appoint Trustee and fill in the name and address of such Trustee at all appropriate places on this Deed of Trust at any time prior to the recording hereof.

(b) Trustee may resign by an instrument in writing addressed to Beneficiary, or Trustee may be removed at any time with or without cause by Beneficiary. In case of the death, resignation, removal or disqualification of Trustee or if for any reason Beneficiary shall deem it desirable to appoint a substitute or successor trustee to act instead of the herein named Trustee or any substitute or successor trustee, then Beneficiary shall have the right and is hereby authorized and empowered to appoint a successor trustee, or a substitute trustee, without other formality than appointment and designation in writing executed by Beneficiary, and the authority hereby conferred shall extend to the appointment of other successor and substitute trustees successively until the indebtedness secured hereby has been paid in full or until the Property is sold hereunder. Any reference in this instrument to Trustee shall include, as appropriate, any successor or substitute trustee. Such appointment may be executed by any authorized agent of Beneficiary; and if Beneficiary be a corporation and such appointment be executed in its behalf by any officer of such corporation, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of the corporation. Grantor hereby ratifies and confirms any and all acts which the herein named Trustee, or his successor or successors in this Trust, shall do lawfully by virtue hereof. Grantor hereby agrees, on behalf of itself and its successors and assigns, that the recitals contained in any deed or deeds executed in due form by Trustee or any substitute trustee, acting under the provisions of this instrument, shall be prima facie evidence of the facts recited, and that it shall not be necessary to prove in any court, otherwise than by such recitals, the existence of the facts essential to authorize the execution and delivery of such deed or deeds and the passing of title thereby.

5.02 ASSIGNMENT. Grantor hereby assigns and transfers as additional security to Beneficiary all damages, royalties and revenue of every kind, nature and description whatsoever that Grantor may be entitled to receive from any person, company or corporation owning or having or hereafter acquiring a right to the oil, gas or mineral rights and reservations of the Property with the right in Beneficiary to receive and receipt therefor and apply the same to said indebtedness either before or after any Event of Default hereunder, and Beneficiary may demand, sue for and recover any such payments but shall not be required so to do.

5.03 NO RIGHT OF OFFSET. No offset or claim that Grantor now has or may in the future have against Beneficiary shall relieve Grantor from paying installments or performing any other obligation herein or secured hereby. Grantor within ten
(10) days after any request of Beneficiary, will furnish a written statement of the amount due on the Note and a description of any alleged offsets, counterclaims, or defenses to the payment thereof.

5.04 CORRECTIONS. Grantor will, upon request of Trustee, promptly correct any defect, error or omission which may be discovered in the contents of this Deed of Trust or in the execution or acknowledgments hereof, and will execute, acknowledge and deliver such further instruments and do such further acts as may be necessary or as may be reasonably requested by Trustee or by Beneficiary to carry out more effectively the purposes of this Deed of Trust, to subject to the lien and security interest hereby created any of Grantor's properties, rights or interest covered or intended to be covered hereby, and to perfect and maintain the lien and security interest. If any rights, easements or other hereditaments shall hereafter become appurtenant to the Property, or any part thereof, Grantor shall deliver to Beneficiary, upon demand, a supplemental Deed of Trust in the form approved by Beneficiary covering such rights and interests.

5.05 FURTHER ASSURANCES. Grantor will execute and deliver to Beneficiary, upon demand, any additional instruments or security documents necessary to secure to Beneficiary or to Trustee any right or interest granted by this Deed of Trust. If any rights, easements or other hereditaments shall hereafter become appurtenant to the Property, or any part thereof, Grantor shall deliver to Beneficiary, upon demand, a supplemental Deed of Trust in the form approved by Beneficiary covering such rights and interests.

5.06 NOTICES. All notices hereunder shall be given and become effective in accordance with the provisions of the Loan Agreement.

5.07 COVENANTS RUN WITH LAND. All of the covenants of this Deed of Trust shall run with the land constituting the Real Property.

5.08 GOVERNING LAW. The validity and interpretation of this Deed of Trust shall be governed and construed in accordance with the laws of the State in which the Property is located.

5.09 SEVERABILITY. Whenever possible, each provision of this Deed of Trust shall be interpreted in such manner as to be effective and valid under applicable law. Any provision of this Deed of Trust which is prohibited or unenforceable shall be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Deed of Trust.

5.10 NON-WAIVER. No failure or delay on the part of Beneficiary in exercising any right, power or remedy pursuant to this Deed of Trust or any of the other Documents shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. Neither any waiver of any provision of this Deed of Trust or any of the other Documents, nor any consent to any departure by Grantor therefrom, shall be effective unless the same shall be in writing and signed by Beneficiary. Any waiver of any provision of this Deed of Trust or any of the other Documents and any consent to any departure by Grantor from the terms of this Deed of Trust or any of the other Documents shall be effective only in the specific instance and for the specific purpose for which given. Except as otherwise expressly provided herein, no notice to or demand on Grantor shall in any case entitle Grantor to any other or further notice or demand in similar or other circumstances. Acceleration of maturity, once claimed hereunder by Beneficiary, may at Beneficiary's option be rescinded by written acknowledgment to that effect by Beneficiary and shall not affect Beneficiary's right to accelerate maturity upon or after any future Event of Default.

5.11 HEADINGS. Captions and headings in Sections and Paragraphs of this Deed of Trust are inserted only as a matter of convenience and shall not affect the interpretation hereof.

5.12 GRAMMAR. As used in this Deed of Trust, the singular shall include the plural, and masculine, feminine and neuter pronouns shall be fully interchangeable, where the context so requires.

5.13 DEED IN TRUST. If title to the Property or any part thereof is now or shall hereafter becomes vested in a trustee, any prohibition or restriction contained herein against the creation of any lien on the Property shall be construed as a similar prohibition or restriction against the creation of any lien on or security interest in the beneficial interest or power of direction of such trust.

5.14 SUCCESSORS AND ASSIGNS. This Deed of Trust and all provisions hereof shall be binding upon Grantor, and its successors, assigns, legal representatives and all other persons or entities claiming under or through Grantor and the word "Grantor," when used herein, shall include all such persons and entities. The word "Beneficiary," when used herein, shall include Beneficiary's successors, assigns, and legal representatives, including all other holders, from time to time, of the Note.

5.15 RELEASE. Beneficiary shall release this Deed of Trust and the lien hereof by proper instrument upon payment in full of all Obligations and all other indebtedness secured by this Deed of Trust.

5.16 TIME OF THE ESSENCE. Time is of the essence to this Deed of Trust, and all provisions pertaining thereto shall be strictly construed.

IN WITNESS WHEREOF, Grantor has caused this Deed of Trust to be executed as of the date hereinabove first written.

CELEBRITY, INC.


By:    /s/ JAMES R. THOMPSON
    ----------------------------------------
       Signature

       James R. Thompson
--------------------------------------------
       Printed Name

       Vice President
--------------------------------------------
       Title


ATTEST:

By:    /s/ LISA K. BORK
    ----------------------------------------
       Signature

       Lisa K. Bork
--------------------------------------------
       Printed Name

       Assistant Secretary
--------------------------------------------
       Title

STATE OF TEXAS       )
                     ) SS.
COUNTY OF SMITH      )


Before me, the undersigned authority, notary public and in for said county and state, on this day personally appeared James R. Thompson known to me to be the person whose name is subscribed to the foregoing instrument, and known to me to be the Vice President - Finance of CELEBRITY, INC., a corporation, and acknowledged to me that such person executed said instrument for the purposes and consideration therein expressed and as the act of said corporation.

GIVEN under my hand and seal of office this 20th day of June, 1997.


    /s/ DEBRA B. LAMBERT
--------------------------------
       NOTARY PUBLIC

My Commission Expires:


--------------------------------
       [S E A L]

               EXHIBIT A ATTACHED TO AND HEREBY MADE A PART OF
DEED OF TRUST, SECURITY AGREEMENT, FINANCING STATEMENT AND ASSIGNMENT OF RENTS
  AMONG CELEBRITY, INC., _____________________________________________ AND
               MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.
================================================================================

COMMON ADDRESS OF REAL PROPERTY:   4520 OLD TROUP HIGHWAY
                                   TYLER, TEXAS

RECORD OWNER: CELEBRITY, INC.

PIN NUMBER:

LEGAL DESCRIPTION:

                                   EXHIBIT "A"
TO UCC FINANCING STATEMENT BETWEEN CELEBRITY, INC., DEBTOR, AND MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., SECURED PARTY.
================================================================================

THIS UCC FINANCING STATEMENT COVERS THE FOLLOWING ITEMS OR TYPES OF PROPERTY:

ALL MACHINERY, EQUIPMENT, FITTINGS, APPARATUS, APPLIANCES, FIXTURES (INCLUDING, WITHOUT LIMITATION, ALL HEATING, AIR CONDITIONING, VENTILATING, WASTE DISPOSAL, SPRINKLER AND FIRE AND THEFT PROTECTION EQUIPMENT, AND ALL PLUMBING, LIGHTING, COMMUNICATIONS AND ELEVATOR FIXTURES) AND OTHER PROPERTY OF EVERY KIND AND DESCRIPTION NOW OR HEREAFTER OWNED BY DEBTOR AND LOCATED UPON OR IN, AND USED OR USEFUL IN CONNECTION WITH, THE OPERATION, MAINTENANCE OR OCCUPANCY OF THE REAL PROPERTY DESCRIBED BELOW, OR ANY IMPROVEMENTS THEREON, AND ALL RENEWALS OR REPLACEMENTS THEREOF AND ARTICLES IN SUBSTITUTION THEREFOR, AND ANY AND ALL PROCEEDS OF ANY OF THE FOREGOING.

RECORD OWNER: CELEBRITY, INC.

COMMON ADDRESS:      4520 OLD TROUP HIGHWAY
                     TYLER, TEXAS

LEGAL DESCRIPTION: